SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported March 9, 2006)

NOMURA HOME EQUITY LOAN, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of February 1, 2006, providing for the issuance of
Nomura Home Equity Loan, Inc., Home Equity Loan Trust Series 2006-HE1, Asset-Backed Certificates)

NOMURA HOME EQUITY LOAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-126435	20-2748651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On March 9, 2006, a series of certificates, entitled Nomura Home Equity Loan, Inc., Home Equity Loan Trust Series 2006-HE1, Asset-Backed Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Nomura Home Equity Loan, Inc., as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as sponsor (the “Sponsor”), Ocwen Loan Servicing, LLC, as servicer (the “Servicer”), Wells Fargo Bank, National Association, as securities administrator (“Securities Administrator”) and master servicer (“Master Servicer”) and HSBC Bank USA, National Association, as trustee (the “Trustee”). The Certificates consist of eighteen (18) classes of certificates, designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class P Certificates”, “Class X Certificates” and “Class R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting of a pool of mortgage loans (the “Mortgage Pool’”) of conventional, one- to four- family, fixed-rate and adjustable-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $930,226,000 as of February 1, 2006. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 9, 2006, between Sponsor and Depositor. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor to Nomura Securities International, Inc. (the “Underwriter”) pursuant to the Amended and Restated Underwriting Agreement, dated January 1, 2006, between the Depositor and the Underwriter, and the Terms Agreement, dated March 8, 2006.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance (1)	Pass-Through Rate
A-1	$500,427,000	Floating
A-2	$69,323,000	Floating
A-3	$134,108,000	Floating
A-4	$13,665,000	Floating
M-1	$43,129,000	Floating
M-2	$39,208,000	Floating
M-3	$24,505,000	Floating
M-4	$22,055,000	Floating
M-5	$21,074,000	Floating
M-6	$19,114,000	Floating
M-7	$17,153,000	Floating
M-8	$14,703,000	Floating
M-9	$11,762,000	Floating

(1)	Approximate.

The Certificates, other than the Class B-1 Certificates, Class B-2 Certificates, Class P Certificates, Class X Certificates and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 8, 2006 (the “Prospectus Supplement”), and the Prospectus, dated October 27, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, Class B-2 Certificates, Class P Certificates, Class X Certificates and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of February 1, 2006, by and among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Ocwen Loan Servicing, LLC, as Servicer, Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-HE1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 6, 2006	NOMURA HOME EQUITY LOAN, INC.

	By:	/s/ John P. Graham
	Name:	John P. Graham
	Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of February 1, 2006, by and among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Ocwen Loan Servicing, LLC, as Servicer, Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-HE1 Certificates.	7